REDACTED LETTER AGREEMENT

Exhibit 10.1

Confidential Treatment Requested. Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “[Redacted].” A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Department Stores National Bank
701 E. 60th Street North
Sioux Falls, South Dakota 57104

May 22, 2014

Macy’s, Inc.
7 West Seventh Street
Cincinnati, OH 45202
Attention: General Counsel

FDS Bank
9111 Duke Boulevard
Mason, OH 45040

Macy’s Credit and Customer Services, Inc.
9111 Duke Boulevard
Mason, OH 45040

Ladies and Gentlemen:

This letter agreement (“Letter Agreement”), entered into as of the date first written above (the “Effective Date”) by and among Macy’s, Inc., (f/k/a Federated Department Stores, Inc.), a Delaware corporation (“Macy’s, Inc.”), FDS Bank, a federally chartered stock savings bank (“FDS Bank”), Macy’s Credit and Customer Services, Inc. (f/k/a FACS Group, Inc.), an Ohio corporation ((“MCCS”), Macy’s West Stores, Inc., an Ohio corporation (“Macy’s”), Bloomingdales, Inc., an Ohio corporation (“Bloomingdale’s”) (collectively, the “Macy’s Companies”), and Department Stores National Bank, a national banking association, as assignee of Citibank, N.A. (“Bank”), amends the Credit Card Program Agreement dated as of June 1, 2005 (as amended, supplemented or otherwise modified from time to time, the “Program Agreement”) by and among the Macy’s Companies and Bank. Capitalized terms used herein but not defined herein shall have meanings given to such terms in the Program Agreement.

The parties to the Program Agreement agree as follows:

1.
For the period defined in Exhibit A (the “Evaluation Period”), Bank agrees to issue a Private Label Credit Card to the Credit Card applicant segment (the “New Segment”) defined in Exhibit A . The initial credit limits for the New Segment shall be established in accordance with the then-current Risk Management Policies. The Operating Committee shall determine the initial credit limits to be made available to individual Cardholders in the New Segment. During the Evaluation Period and after termination of this Letter Agreement, Bank shall have the right to review the creditworthiness of the New Segment to determine whether or not to suspend or terminate credit privileges of such Cardholders consistent with the then current Risk Management Policies.

2.
During the Evaluation Period, the Parties agree that the Macy’s Companies will reimburse Bank [Redacted] on a monthly basis. For purposes of calculating the New Account Payment for the New Segment, the Parties will assume an activation rate for the New Segment of [Redacted] on a monthly basis.

3.
For purposes of the Operating Committee’s annual determination of the New Account Payment for all Private Label Accounts, the New Segment will not be included in determining the total number of Private Label Accounts opened and activated in the applicable Fiscal Year.

4.
This Letter Agreement will automatically terminate upon the earlier to occur of (1) the end of the Evaluation Period or (2) the total dollar amount for all initial credit limits issued on the Private Label Accounts for the New Segment equals or exceeds [Redacted] at any point during the Evaluation Period. Upon termination of this Letter Agreement the Macy’s Companies will (i) take all actions necessary to ensure no further Private Label Accounts are issued to the New Segment and (ii) pay Bank all amounts due and owing hereunder.

5.	Except as expressly amended by this Letter Agreement, the Program Agreement remains unchanged.

6.
This Letter Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument, but in making proof of this Letter Agreement, it shall not be necessary to produce or account for more than one such counterpart. Any facsimile of an executed counterpart shall be deemed to be an original.

Please acknowledge your agreement with the foregoing by executing this Letter Agreement as indicated below.

Very truly yours,

DEPARTMENT STORES NATIONAL BANK

By: /s/ Donna Van Bockern
Name: Donna Van Bockern
Title: Vice President

(Signature page to Letter Agreement)

Agreed to by:

MACY’S, INC. (f/k/a Federated Department Stores, Inc.)

By: /s/ Amy Hanson
Name: Amy Hanson
Title: Executive Vice President

FDS BANK

By: /s/ Amy Hanson
Name: Amy Hanson
Title: Executive Vice President

MACY’S CREDIT AND CUSTOMER SERVICES, INC.

By: /s/ Amy Hanson
Name: Amy Hanson
Title: Executive Vice President

MACY’S WEST STORES, INC.

By: /s/ Joel Belsky
Name: Joel Belsky
Title: Vice President

BLOOMINGDALE’S, INC.

By: /s/ Joel Belsky
Name: Joel Belsky
Title: Vice President

EXHIBIT A

The “Evaluation Period” means [Redacted].

The “New Segment” [Redacted].

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